EXHIBIT 10.60


                   NINTH AMENDMENT AND CONSENT TO POSTPETITION
                                CREDIT AGREEMENT

       THIS NINTH AMENDMENT AND CONSENT TO POSTPETITION CREDIT AGREEMENT, dated as of March 5, 1999 (this "AMENDMENT"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession, LEVITZ FURNITURE CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession, LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession, LEVITZ REINSURANCE CORPORATION, JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession, and JOHN M. SMYTH REALTY COMPANY, an Illinois corporation and a debtor and debtor in possession (collectively, the "BORROWERS"), each Revolving Lender, Term Lender and Overadvance Term Lender (defined herein) signatories hereto (collectively the "LENDERS"), and BT COMMERCIAL CORPORATION, a Delaware corporation, acting in its capacity as collateral agent and agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Postpetition Credit Agreement dated as of September 5, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, the Lenders and the Agent.

                             PRELIMINARY STATEMENTS:

         A. The Borrowers, the Lenders and the Agent are parties to the Credit Agreement.

         B. The Borrowers have requested that M.D. SASS CORPORATE RESURGENCE PARTNERS, L.P. (together with any successors and permitted assigns, the "OVERADVANCE TERM LENDER") extend credit by extending a term loan (the "OVERADVANCE TERM LOAN") to the Borrowers in the original principal amount of $10,000,000 to be evidenced by a promissory note (the "OVERADVANCE TERM NOTE"), made by the Borrowers in favor of the Overadvance Term Lender.

         C. The Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement to, among other things, extend the Overadvance Term Loan on the terms and subject to the conditions of this Amendment.


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                                   AGREEMENT:

         In consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT.

         On the date each of the conditions set forth in SECTION 3 is satisfied by the Borrowers (the "CLOSING Date"), the Credit Agreement is amended as follows:

         1.1 The Credit Agreement is amended by adding Article 2C to the Credit Agreement as follows:

                       ARTICLE 2C. OVERADVANCE TERM LOAN

                  Subject to the terms and conditions set forth in this Credit Agreement, and in reliance on the representations and warranties of the Borrowers set forth herein, at any time prior to the Overadvance Maturity Date and upon receipt of notice from the Agent that Excess Availability is less than $12,000,000 (which amount shall include the amount set forth in subsection (d) in the definition of Borrowing
         Base), the Overadvance Term Lender will make a term loan (the "OVERADVANCE TERM LOAN") to the Borrowers, as soon as reasonably practicable and in no event more than 10 Business Days after receiving notice from the Agent, in the original principal amount of $10,000,000. The proceeds of the Overadvance Term Loan will be immediately deposited with the Agent and, notwithstanding the provisions of SECTION 4.11, will be applied by the Agent to pay down the outstanding principal of the Revolving Loans on such date. The Overadvance Term Loan shall be evidenced by an Overadvance Term Note and shall be governed in all respects by the terms of this Credit Agreement and the other Credit Documents.

         1.2 SECTION 1.1 of the Credit Agreement is amended by deleting the definition of "BORROWING BASE" in its entirety and replacing it as follows:

                  BORROWING BASE means, at any time, the sum at such time of:

                  (a) the Fixed Asset Sublimit (which may be a negative number), PLUS

                  (b) eighty-five percent (85%) of Eligible Accounts Receivable, PLUS

                  (c) seventy-five percent (75%) of Eligible Inventory; provided that the foregoing percentage may be adjusted by the Agent in the exercise of its Permitted Discretion based upon appraisals of the Borrowers' inventory prepared from time to time at the Agent's or the Majority Lenders' direction, PLUS


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                  (d)      solely for the purposes of accepting the borrowing of
                           the Overadvance Term Loan, $10,000,000 (the
                           "OVERADVANCE TERM LOAN AMOUNT"); provided, that, effective as of the earlier to occur of (I) ten (10) Business Days after the date on which the Overadvance Term Lender receives notice from the Agent that Excess Availability is less than $12,000,000 or (II) the date on which the proceeds of the Overadvance
                           Term Loan are received by the Agent for the account of the Debtors, the Overadvance Term Loan Amount will be automatically and permanently reduced to zero (-0-); and, provided, further, that, notwithstanding anything to the contrary contained in this Agreement or any of the other Credit Documents, (X) only the Overadvance Term Lender shall have any obligation to fund the Overadvance Term Loan and (Y) prior to the date on which the Overadvance Term Loan Amount is reduced to zero pursuant to the foregoing proviso to this PARAGRAPH (D), the Revolving Lenders shall have no obligation whatsoever to make any Revolving Loan or other extension of credit under this Agreement to the extent that, immediately before or after giving effect to such Revolving Loan or extension of credit, Excess Availability is less than $10,000,000, LESS

                  (e) the aggregate amount of the Borrowers' allowed professional fees and disbursements to which the Postpetition Obligations and the Prepetition Obligations may be subordinated pursuant to the Interim Financing Order and the Permanent Financing Order following a Default or an Event of Default;

PROVIDED, THAT so long as the LFC Funds Administrator has delivered a current Borrowing Base Certificate to the Agent in accordance with the requirements of
SECTION 7.2, the Agent may rely on such Borrowing Base Certificate for purposes of computing the amounts referred to in CLAUSES (B) and (C) above.

         In addition, the Agent, in the exercise of its Permitted Discretion, may (I) establish and increase or decrease reserves against Eligible Accounts Receivable and Eligible Inventory, (II) reduce the advance rates provided for in this definition, or restore such advance rates to any level equal to or below the advance rates in effect as of the date of this Credit Agreement, and (III) impose additional restrictions (or eliminate the same) to the standards of eligibility set forth in the definitions of "ELIGIBLE ACCOUNTS RECEIVABLE" and "ELIGIBLE INVENTORY." Notwithstanding anything herein to the contrary, on and subsequent to the close of the Sale/Leaseback Transaction, the Agent will not increase the advance rates without receiving prior consent of the Majority Term Lenders and the Overadvance Term Lender.

         1.3 SECTION 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

                  "EXCESS AVAILABILITY" means an amount equal to (i) the lesser of (a) the Revolving Line of Credit and (b) the Borrowing Base minus, in


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         each case, the aggregate outstanding Letter of Credit Obligations minus
         (ii) the aggregate outstanding principal amount of Revolving Loans (which may be a negative amount to account for credit balances of cash).

         1.4 SECTION 1.1 of the Credit Agreement is further amended by deleting the definition of "EXPIRATION DATE" in its entirety and replacing it as follows:

                  EXPIRATION DATE means the earlier of (i) June 7, 1999 and (ii) the date on which this Credit Agreement is terminated pursuant to
         SECTION 9.2(B).

         1.5 SECTION 1.1 of the Credit Agreement is further amended by deleting the definition of "FIXED ASSET SUBLIMIT" in its entirety and replacing it as follows:

                  FIXED ASSET SUBLIMIT means an amount equal to $43,606,713; provided, that such amount shall be automatically and permanently reduced (and may thereby become a negative number or a greater negative number) on each date on which an Asset Disposition (other than the Sale/Leaseback Transaction) occurs with respect to any real property, other fixed assets or any leasehold interest in real property of any Borrower, in an amount equal to (i) in the case of any Asset Disposition of or with respect to any real property or any leasehold interest in real property, the greater of (a) the Appraised Value and
         (b) the Net Cash Disposition Proceeds thereof; (other than any Asset Disposition with respect to the Borrowers' properties located in Colorado Springs, Colorado; Springdale, Ohio; Denver, Colorado; or San Diego, California; in which case, the amount of such reduction to the Fixed Asset Sublimit shall be to equal the average of the Appraised Value and the Net Cash Disposition Proceeds with respect to each such property) and (ii) in the case of any Asset Disposition of or with respect to any other fixed assets (including without limitation fixtures, furniture and equipment), twenty-five percent (25%) of the Appraised Value thereof, provided that, no reduction of the Fixed Asset Sublimit pursuant to this clause (ii) shall occur as a result of the Borrowers' selling, transferring or otherwise disposing of obsolete or worn out fixed assets with an aggregate Appraised Value of up to $1,800,000; provided, further, that upon payment of all Net Cash Disposition Proceeds from the Sale/Leaseback Transaction to the Agent the Fixed Asset Sublimit shall be a negative number such that Excess Availability as of the date of such payment shall be $10,000,000 plus the amount set forth in subsection (d) of the definition of Borrowing Base and shall thereafter continue to be reduced in the manner described in the first proviso of this definition in respect of all future asset dispositions.

         1.6 SECTION 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

                  OVERADVANCE TERM LENDER means the person identified on ANNEX II as the "Overadvance Term Lender."


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         1.7 SECTION 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

                  OVERADVANCE TERM LOAN has the meaning set forth in ARTICLE 2C.

         1.8 SECTION 1.1 of the Credit Agreement is further amended by deleting the definition of "REVOLVING LINE OF CREDIT" in its entirety and replacing it as follows:

                  REVOLVING LINE OF CREDIT means the aggregate revolving line of credit extended pursuant to this Credit Agreement by the Revolving Lenders to the Borrowers for Revolving Loans and Letters of Credit, in an aggregate principal amount at any time of up to (i) on the Closing Date and through and including the day prior to the Sale/Leaseback Transaction closing date, $192,356,250 less the aggregate outstanding principal amount of the Original Term Loan and the Second Term Loan, as such amount may be reduced from time to time pursuant to the terms and provisions hereof and (ii) on and subsequent to the Sale/Leaseback Transaction closing date, $148,356,250 less the aggregate outstanding principal amount of the Original Term Loan and the Second Term Loan, as such amount may be reduced from time to time pursuant to the terms and provisions hereof.

         1.9 SECTION 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

                  SALE/LEASEBACK TRANSACTION means that certain transaction described in the Side Letter dated as of March 2, 1999 from the Borrowers to the Agent.

         1.10 SECTION 1.1 of the Credit Agreement is further amended by adding the following definition to such section as follows:

                  OVERADVANCE TERM NOTE means the promissory note evidencing the Overadvance Term Loan, substantially in the form of EXHIBIT C-3 as amended, restated, supplemented or otherwise modified from time to time, and including all notes issued in replacement or in substitution of the foregoing.

         1.11 SECTION 1.1 of the Credit Agreement is amended by deleting the definition of "LENDERS" in its entirety and replacing it as follows:

                  "LENDERS" means the Revolving Lenders and the Term Lenders (except, for purposes of Section 9.3, Article 10 and Sections 11.2, 11.4, 11.5, 11.6, 11.7, 11.8, 11.9, 11.10, 11.14, 11.15 and 11.16, the
         term "Lenders" means the Revolving Lenders, the Term Lenders and the Overadvance Term Lender).

         1.12 SECTION 1.1 of the Credit Agreement is amended by adding the term "Overadvance Term Note," immediately after the term "Notes" in the definition of "CREDIT DOCUMENTS".

         1.13 SECTION 1.1 of the Credit Agreement is amended by adding (i) the term "Overadvance Term Loan" immediately after the term "Term Loan


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and (ii) the words "or the Overadvance Term Lender" immediately after the term
"Lenders", in each case appearing in the definition of "POSTPETITION
OBLIGATIONS".

         1.14 SECTION 1.1 of the Credit Agreement is amended by adding the following definition to such section as follows:

                  "OVERADVANCE MATURITY DATE" means the earlier of (i) September 30, 1999 or (ii) the Expiration Date.

         1.15 SECTION 4.7(d) of the Credit Agreement is hereby amended by adding the following sentence to such section as follows:

                  All cash not permitted under the Credit Agreement to be held by the Borrowers shall be held by the Agent on behalf of the Borrowers and distributed pursuant to the terms hereof. The Borrowers shall only be permitted to use excess cash to the extent of any Excess Availability.

         1.16 SECTION 4.7A of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:

                  4.7A NO PERMITTED PREPAYMENT OF TERM LOANS.

                  Until payment in full of all Postpetition Obligations in respect of Revolving Loans and Letter of Credit Obligations and termination of the Revolving Commitments pursuant to the terms and provisions hereof, the Borrowers may not prepay the Term Loans at any time in whole or in part. After payment in full of all Postpetition Obligations in respect of Revolving Loans and Letter of Credit Obligations and termination of the Revolving Commitments pursuant to the terms and provisions hereof, the Borrowers may prepay the Term Loans at any time in whole or in part; PROVIDED, that any such prepayment shall be applied on a pro rata basis against the then outstanding balances of both the Original Term Loan and the Second Term Loan and must include all of the interest (including default rate interest, to the extent applicable) accrued on the principal amount of the Term Loans so repaid through and including the relevant date of repayment.

         1.17 The following Section 4.7B is hereby added to the Credit Agreement as follows:

                  4.7B NO PERMITTED PREPAYMENT OF OVERADVANCE TERM LOAN.

                  Until payment in full of all Postpetition Obligations in respect of Revolving Loans, Term Loans and Letter of Credit Obligations and termination of the Revolving Commitments pursuant to the provisions hereof, the Borrowers may not prepay or make any other payment or distribution of any kind (in cash, securities or otherwise but excluding payments of accrued and unpaid interest, fees and expenses) in respect of or in connection with the Overadvance Term Loan at any time in whole or in part and all such principal amounts otherwise distributable in respect of or in connection with the Overadvance Term Loan shall be paid to the Agent for allocation to the


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         Postpetition Obligations in respect of Revolving Loans, Letters of
         Credit Obligations and Term Loans as provided herein until all such obligations are indefeasibly paid in full in cash and the Revolving Commitments are fully terminated.

         1.18 SECTION 4.11 of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:

                  4.11 DISTRIBUTION AND APPLICATION OF COLLECTIONS AND OTHER AMOUNTS.

                  (a) So long as no Actionable Default has occurred and is continuing, all amounts distributed to the Agent pursuant to SECTION 4 of the Postpetition Collateral Agency Agreement for application to the Postpetition Obligations shall be applied by the Agent in the following order: FIRST, to the payment of any Fees, Expenses or other Postpetition Obligations due and payable to the Agent under any of the Credit Documents, including Agent Revolving Advances and any other amounts advanced by the Agent on behalf of the Revolving Lenders; SECOND, to the payment of any Fees, Expenses or other Postpetition Obligations due and payable to the Issuing Bank under any of the Credit Documents; THIRD, to the ratable payment of any Fees, Expenses or other Postpetition Obligations due and payable to the Revolving Lenders under any of the Credit Documents other than those Postpetition Obligations specifically referred to in this Section 4.11(A); FOURTH, to the ratable payment of any Fees, Expenses or other Postpetition Obligations due and payable to the Original Term Lenders and the Second Term Lenders under any of the Credit Documents other than those Postpetition Obligations specifically referred to in this Section 4.11(A); FIFTH, to the ratable payment of interest due and payable on the Revolving Loans to the Revolving Lenders; SIXTH, to the ratable payment of principal due on the Revolving Loans to the Revolving Lenders; SEVENTH, to the payment of interest due and payable on the Original Term Loan and the Second Term Loan to the Original Term Lenders and the Second Term Lenders; EIGHTH, to the payment of principal due on the Original Term Loan and the Second Term Loan to the Original Term Lenders and the Second Term Lenders; NINTH, to the payment of any Fees, Expense or other Postpetition Obligations due and payable to the Overadvance Term Lender under any of the Credit Documents other than those Postpetition Obligations specifically referred to in this SECTION 4.11(A); TENTH, to the payment of interest due and payable on the Overadvance Term Loan to the Overadvance Term Lender; and ELEVENTH, to the payment of principal due on the Overadvance Term Loan to the Overadvance Term Lender, it being understood and agreed that, notwithstanding any acceleration of the maturity of the Postpetition Obligations in respect of (i) the Original Term Loan and the Second Term Loan pursuant to SECTION 9.2A or any other provision of this Credit Agreement or any


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                           other Credit Document, no amounts shall be
                           distributed to the Term Lenders pursuant to the foregoing clause eighth if no Actionable Default has occurred and is continuing until all Postpetition Obligations owing to the Revolving Lenders have been indefeasibly paid in full and the Revolving Commitments have been terminated and (ii) the Overadvance Term Loan pursuant to SECTION 9.213 or any other provision of this Credit Agreement or any other Credit Document, no amounts shall be distributed to the Overadvance Term Lender pursuant to the foregoing clause eleventh until all Postpetition Obligations owing to the Revolving Lenders and the Term Lenders have been indefeasibly paid in full and the Revolving Commitments have been terminated.

                  (b) After an Actionable Default has occurred and is continuing, all amounts distributed to the Agent pursuant to SECTION 4 of the Postpetition Collateral Agency Agreement for application to the Postpetition Obligations and the Prepetition Obligations shall be applied by the Agent to the payment of the Postpetition Obligations in the order prescribed in
                           SECTION 4.11(A), except that in such circumstance no payments shall be made pursuant to (i) clauses fourth, seventh or eighth of SECTION 4.11(A) until all Postpetition Obligations owing to the Revolving Lenders have been indefeasibly paid in full and the Revolving Commitments have been terminated and (ii) clauses ninth, tenth or eleventh of SECTION 4.11(A) until all Postpetition Obligations owing to the Revolving Lenders and the Term Lenders have been indefeasibly paid in full and the Revolving Commitments have been terminated.

         1.19 SECTION 5.2 of the Credit Agreement is amended by adding a new subsection (d) as follows:

                  (d) The Borrowers will have Excess Availability of at least $10,000,000 after giving effect to such Revolving Loan or Letter of Credit; provided, that if the Overadvance Term Loan is funded on such date by the Overadvance Term Lender as set forth in ARTICLE 2C, then the representation and warranty set forth in this subsection (d) will not be applicable.

         1.20 SECTION 8.1 of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:

                  8.1 MINIMUM EBITDA

                  At the end of the period beginning on April 1, 1999 and ending on the last day of April 1999, MINIMUM for such period shall be an amount not less than negative (-)$500,000. For purposes herein, such MINIMUM covenant shall be tested on May 18, 1999.

         1.21 SECTION 8.2 of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:


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                  8.2 CAPITAL EXPENDITURES.

                  The Borrowers shall not make payments for Capital Expenditures in the aggregate for all Borrowers in excess of $2,500,000 during the period from March 5, 1999 to and including May 31, 1999.

         1.22 SECTION 8.2A of the Credit Agreement is amended by deleting such section in its entirety.

         1.23 SECTION 8.18(a) of the Credit Agreement is amended by deleting the terms "or the Bankruptcy Court order approving the amendment to this Credit Agreement incorporating the Second Term Loan" after the terms "Permanent Financing Order" and replacing such terms with the following: "or the Bankruptcy Court orders approving any amendments to this Credit Agreement."

         1.24 SECTION 9.1(1) of the Credit Agreement is amended by adding the following terms "or the Bankruptcy Court orders approving any amendments to this Credit Agreement" after the terms "Permanent Financing Order" wherever appearing in such section.

         1.25 SECTION 9.2A is hereby amended by deleting the terms "and by delivery of written notice" appearing on the seventh and eighth lines thereof and by deleting the term "from" and replacing such term with the term "and" appearing on the eighth line thereof.

         1.26 The following SECTION 9.2B is hereby added to the Credit Agreement as follows:

                           9.2B ACCELERATION OF POSTPETITION OBLIGATIONS IN RESPECT OF OVERADVANCE TERM LOAN

                  Upon the earlier of (i) the Overadvance Maturity Date or (ii) the occurrence and during the continuance of any Event of Default under
         SECTION 9.1(A), by reason of the Borrowers' failure to make any payment of interest on the Overadvance Term Loan when the same shall become payable, then, without prejudice to the rights of the Agent or Overadvance Term Lender to enforce its claims against the Borrowers, upon notice from the Overadvance Term Lender to the LFC Funds Administrator and the Agent, all Postpetition Obligations in respect of the Overadvance Term Loan shall be immediately due and payable without presentment, demand, protest or any other action or obligation of the Agent or Overadvance Term Lender; PROVIDED, THAT, notwithstanding the foregoing, the Overadvance Term Lender may not accelerate the maturity of the Overadvance Term Loan pursuant to this SECTION 9.2B nor exercise any rights or remedies with respect hereto nor cause the Agent to exercise any rights or remedies on behalf of the Overadvance Term Lender with respect hereto (other than to enforce its rights under Section 4.11(a) in accordance with the terms thereof) until all Postpetition Obligations owing to the Revolving Lenders and the Term Lenders have been indefeasibly paid in full and the Revolving Commitments and Term Commitments have been terminated. In addition, the Overadvance Term Lender, acting in its capacity as Overadvance Term Lender agrees that it shall be bound by all, and shall not object to any, modifications, extensions of maturity and


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         amendments to the Credit Agreement executed by the Agent, Lenders,
         Majority Lenders and/or Majority Term Lenders (as applicable) and that none of the same shall require advance notice to, or the consent of, any Overadvance Term Lender; provided, however, that no such modification, extension, waiver or amendment shall (a) extend the maturity date of any portion of the principal amount of or interest or fees payable to the Overadvance Term Lender, provided that the principal maturity date may be so extended to the earlier of (i) September 30, 1999 and (ii) the date on which the Revolving Loans and the Terms Loans become due in full, (b) reduce the principal amount of or the rate of interest or fees payable on the Overadvance Term Loan,
         (c) release all or substantially all of the Collateral, (d) alter, amend or otherwise impair the lien granted hereunder to the Overadvance Term Lender or the priority thereof or any priority granted to the Overadvance Term Lender under section 364 of the Bankruptcy Code or the Amendment Approval Order, (e) alter, amend or otherwise impair the Overadvance Term Lender's rights under the Amendment Approval Order,
         (f) increase the principal amount of the Term Loans to an amount greater than $58,356,250 or (g) amend Article 2C or this Section 9.2(B).

         1.27 SECTION 10.6 of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:

                  10.6 INDEMNIFICATION OF AGENT.

                  To the extent the Agent is not reimbursed and indemnified by the Borrowers, each Revolving Lender and Term Lender will reimburse and indemnify the Agent, in proportion to its voting percentage from time to time as a Revolving Lender and Term Lender hereunder, for and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, in any way relating to or arising out of this Credit Agreement. In addition, to the extent the Agent is not reimbursed and indemnified by the Borrowers, the Overadvance Term Lender will reimburse and indemnify the Agent, in an amount equal to a percentage of the total amount sought by the Agent, the numerator of which, is the amount of the Overadvance Term Loan at such time and the denominator of which, is the amount of the Overadvance Term Loan at such time plus the amount of the Revolving Commitments and the Term Loans at such time, for and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, in any way relating to or arising out of this Credit Agreement; PROVIDED, THAT no Revolving Lender, Term Lender shall be liable for any portion of such liabilities' obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.


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         1.28 SECTION 11.11(b) of the Credit Agreement is amended by adding the following term to clause (iii) "8.2" immediately after "7.14".

         1.29 ANNEX I of the Credit Agreement is amended by replacing such annex with the ANNEX I attached to this Amendment as EXHIBIT A.

         1.30 ANNEX II of the Credit Agreement is amended by replacing such annex with the ANNEX II attached to this Amendment as EXHIBIT B.

         1A.      AMENDMENT TO SECOND TERM NOTE.

                  The Second Term Note is hereby amended by deleting the terms "and all Make-Whole Premiums payable to the Second Term Lenders," appearing in the second paragraph thereof.

         2.       CONSENT.

         2.1 OVERADVANCE TERM LOAN. On the Closing Date, the Agent and each Lender consents to the extension of the Overadvance Term Loan by the Overadvance Term Lender in accordance with the terms of the Credit Agreement, as amended by this Amendment. The Agent and each Lender acknowledge that the Overadvance Term Loan and all interest, fees, costs and expenses in respect thereof shall be secured by an interest in the Collateral PARI passu and pro rata with the Term Loans and the term "Secured Obligations" as used in the Postpetition Collateral Agency Agreement and the Postpetition Security Agreement shall include the obligations of the Borrowers under the Credit Agreement with respect to the Overadvance Term Loan and all interest, fees, costs and expenses in respect thereof PROVIDED, however, that, notwithstanding anything to the contrary contained herein or in the Credit Agreement, no principal payment or other distribution of any kind (in cash, securities or otherwise but excluding payments of accrued and unpaid interest, fees and expenses) shall be made in respect of or in connection with the Overadvance Term Loan at any time in whole or in part, and all such principal amounts otherwise distributable in respect of or in connection with the Overadvance Term Loan shall be paid to the Agent for allocation to the Postpetition Obligations in respect of Revolving Loans, Letters of Credit Obligations and Term Loans as provided herein, until all such Postpetition Obligations owing are indefeasibly paid in full in cash and the Revolving Commitments are fully terminated. The obligations of the Borrowers under the Credit Agreement with respect to the Overadvance Term Loan and all interest, fees, costs and expenses in respect thereof will be secured by the Collateral without having to amend the Collateral Documents. The Agent and each Lender agree that at any time and from time to time, at the cost and expense of the Borrowers, they will execute and deliver all further instruments and documents, and take such further actions, that may be reasonably necessary in the opinion of the Overadvance Term Lender to so secure the Overadvance Term Loan and all interest, fees, costs and expenses in respect thereof.

         2.2 UNEXPIRED LEASES. On the Closing Date, the Agent and each Lender consents to extending the Borrowers' time to assume or reject unexpired leases, pursuant to section 365(d)(4) of the Bankruptcy Code, through July 7, 1999.

         2.3 SALE/LEASEBACK TRANSACTION. On or prior to the date of the hearing at which the Borrowers will seek approval of the Bankruptcy Court to enter into the Sale/Leaseback Transaction the Borrowers shall request the Agent and the Majority Term Lenders to consent to the Borrowers entering into such transaction, such consent shall not be unreasonably withheld. At such time that the Agent and the Majority Term Lenders provide the Borrowers with consent to enter into the Sale/Leaseback Transaction, no further action will be required under the Credit Agreement.

         2.4 OTHER. Nothing in this Amendment should in any way be deemed (i) a waiver of any Event of Default (other than as specifically set forth above) or
(ii) an agreement to forbear from exercising any remedies with respect to any such Event of Default.

         3. CONDITIONS PRECEDENT.

                  This Amendment becomes effective upon satisfaction of the following conditions:

         3.1 AMENDMENT APPROVAL ORDER. This Amendment has been approved by the Bankruptcy Court pursuant to an order (the "AMENDMENT APPROVAL ORDER"), which order is in full force and effect and has not been reversed, modified, amended, appealed or stayed. The Agent, the Majority Term Lenders and the Overadvance Term Lender shall have been satisfied with the form and substance (and the timing of the notice) of the motion for the entry of the Amendment Approval Order. In addition, the Agent, the Majority Term Lenders and the Overadvance Term Lender shall have been satisfied with the form and substance of the Amendment Approval Order.

         3.2 365(D)(4) APPROVAL ORDER. The Borrowers have obtained an order of the Bankruptcy Court (the "365(D)(4) APPROVAL ORDER") extending the Borrowers' time to assume or reject unexpired leases, pursuant to section 365(d)(4) of the Bankruptcy Code, through July 7, 1999, which order is in full force and effect and has not been reversed, modified, amended, appealed or stayed provided, however that such order need to apply to (I) any unexpired lease that has an Appraised Value equal to or less than zero; (II) any unexpired lease that has been assumed pursuant to an order of the Bankruptcy Court, acceptable to the Agent and the Majority Term Lenders in their reasonable discretion, that specifically reserves for a Debtor the right to subsequently assign such unexpired lease under section 365(f) of the Bankruptcy Code without, among other things, the consent of the relevant counterparties to such unexpired lease; or
(III) leases with respect to the following locations of the respective Debtors:
South San Francisco, California, San Leandro, California, Garden City (Roosevelt Field), New York (Ground Lease), Springdale, Ohio, Langhorne, Pennsylvania, Falls Church (Fairfax), Virginia and Manchester (South St. Louis), Missouri, provided, that the Debtors shall have moved to assume such leases no later than March 2, 1999, the motion seeks an order of the Bankruptcy Court (in a form similar to comparable orders previously entered) which specifically reserves for the Debtors the right to subsequently assign such unexpired leases under SECTION 365(F) of the Bankruptcy Code, without, among other things, the consent of the relevant counterparties to such unexpired leases. The Agent and the Majority Term Lenders shall have been satisfied with the form and substance (and the timing of the notice) of the motion for the entry of the 365(d)(4) Approval Order. Furthermore, the Agent and the Majority Term Lenders shall have been satisfied with the form and substance of the 365(d)(4) Order. Unless the Agent and the Majority Term Lenders agree otherwise, the 365(d)(4) Approval Order shall have become final and non-appealable.

         3.3 FEES AND EXPENSES. The Agent and the Lenders shall have been paid a closing fee in the amount of $150,000. The Majority Term Lenders shall have been paid such fees in such amounts and on such terms as provided for in a side letter from the Borrowers to the Majority Term Lenders. For all purposes under the Credit Agreement, as amended by this Amendment, any deferred portion of such fees shall constitute Postpetition Obligations owed to the Term Lenders pursuant to the Credit Agreement, as amended by this Amendment. Furthermore, the Agent, the Revolving Lenders, the Term Lenders and the Overadvance Term Lender shall have been reimbursed for all fees and expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation of this Amendment. On and after the Closing Date of this Amendment, the Borrowers will reimburse only the expenses of the Overadvance Term Lender that relate to the negotiation, documentation, administration and enforcement of this Amendment.

         3.4 DOCUMENTS. The Agent has received all of the following, each duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Agent) in form and substance satisfactory to the Agent:

                  (a) NINTH AMENDMENT. Ten copies of this Amendment executed by the LFC Funds Administrator, the Borrowers, the Agent and all Lenders;

                  (b) OVERADVANCE TERM NOTE. The Overadvance Term Note, substantially in the form of Exhibit C-2 to the Credit Agreement (to be dated the date of funding of the Overadvance Term Loan), made by the Borrowers in favor of the Overadvance Term Lender;

                  (c) AMENDMENT APPROVAL ORDER AND 365(D)(4) APPROVAL ORDER. A copy of the Amendment Approval Order and the 365(d)(4) Approval Order;

                  (d) REVOLVING ASSIGNMENT AND ASSUMPTION AGREEMENTS. The Revolving Assignments and Assumption Agreements, substantially in the form of Exhibit G-I to the Credit Agreement (dated as of the Closing Date), made by such applicable Revolving Lenders; and

                  (e) OTHER. Such other documents as the Agent may reasonably request.

         4. REPRESENTATIONS AND WARRANTIES.

         Each of the Borrowers represents and warrants to the Agent and each Lender that, after giving effect to this Amendment or any part of this
Amendment:

         4.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

         4.2 EVENTS OF DEFAULT. No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) under the terms of the Credit Agreement.

         4.3 ENFORCEABILITY. Upon approval by the Bankruptcy Court (as contemplated by SECTIONS 3.1 AND 3.2), this Amendment and the Credit Agreement, as amended by this Amendment, will constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and will be enforceable against such Persons in accordance with their respective terms.

         4.4 CONSENTS. The execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court (as contemplated by SECTIONS 3.1 AND 3.2), except such consents and approvals as have been obtained.

         5. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

         5.1 REFERENCES. Upon the effectiveness of this Amendment, or any part of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended by this Amendment or any part of this Amendment.

         5.2 RATIFICATION. Except as expressly set forth in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect and are ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders in no way obligates the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

         6. GOVERNING LAW.

         THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

         7. HEADINGS; COUNTERPARTS.

         Section headings in this Amendment are included for convenience of reference only and do not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

                                       LFC FUNDS ADMINISTRATOR:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation, in its capacity as LFC Funds
                                       Administrator

                                       By:      /s/ SHEILA C. REINKEN
                                              ----------------------------------
                                       Name:    Sheila C. Reinken
                                              ----------------------------------
                                       Title:   Vice President
                                              ----------------------------------


                                       BORROWERS:

                                       LEVITZ FURNITURE CORPORATION, a Florida
                                       corporation, in its individual capacity
                                       and it its capacity as the LFC Funds
                                       Administrator

                                       By:      /s/ SHEILA C. REINKEN
                                              ----------------------------------
                                       Name:    Sheila C. Reinken
                                              ----------------------------------
                                       Title:   Vice President
                                              ----------------------------------


                                       LEVITZ FURNITURE INCORPORATED, a Delaware corporation

                                       By:      /s/ SHEILA C. REINKEN
                                              ----------------------------------
                                       Name:    Sheila C. Reinken
                                              ----------------------------------
                                       Title:   Treasurer
                                              ----------------------------------


                                       LEVITZ FURNITURE REALTY CORPORATION, a
                                       Florida corporation

                                       By:      /s/ SHEILA C. REINKEN
                                              ----------------------------------
                                       Name:    Sheila C. Reinken
                                              ----------------------------------
                                       Title:   Vice President
                                              ----------------------------------

                                       LEVITZ SHOPPING SERVICE, a Florida
                                       corporation

                                       By:      /s/ SHEILA C. REINKEN
                                              ----------------------------------
                                       Name:    Sheila C. Reinken
                                              ----------------------------------
                                       Title:   Vice President
                                              ----------------------------------


                                       LEVITZ FURNITURE COMPANY OF THE MIDWEST,
                                       INC., a Colorado corporation

                                       By:      /s/ SHEILA C. REINKEN
                                              ----------------------------------
                                       Name:    Sheila C. Reinken
                                              ----------------------------------
                                       Title:   Vice President
                                              ----------------------------------


                                       LEVITZ FURNITURE COMPANY OF THE PACIFIC,
                                       INC., a California corporation

                                       By:      /s/ SHEILA C. REINKEN
                                              ----------------------------------
                                       Name:    Sheila C. Reinken
                                              ----------------------------------
                                       Title:   Vice President
                                              ----------------------------------


                                       LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                       INC., a Washington corporation

                                       By:      /s/ SHEILA C. REINKEN
                                              ----------------------------------
                                       Name:    Sheila C. Reinken
                                              ----------------------------------
                                       Title:   Vice President
                                              ----------------------------------


                                       LEVITZ FURNITURE COMPANY OF THE MIDWEST
                                       REALTY, INC., a Colorado corporation

                                       By:      /s/ SHEILA C. REINKEN
                                              ----------------------------------
                                       Name:    Sheila C. Reinken
                                              ----------------------------------
                                       Title:   Vice President
                                              ----------------------------------


                                       LEVITZ FURNITURE COMPANY OF THE PACIFIC
                                       REALTY, INC., a California corporation

                                       By:      /s/ SHEILA C. REINKEN
                                              ----------------------------------
                                       Name:    Sheila C. Reinken
                                              ----------------------------------
                                       Title:   Vice President
                                              ----------------------------------

                                      LEVITZ FURNITURE COMPANY OF WASHINGTON
                                      REALTY, INC., a Washington corporation

                                      By:      /s/ SHEILA C. REINKEN
                                             ----------------------------------
                                      Name:    Sheila C. Reinken
                                             ----------------------------------
                                      Title:   Vice President
                                             ----------------------------------


                                      JOHN M. SMYTH COMPANY, an Illinois
                                      corporation

                                      By:      /s/ SHEILA C. REINKEN
                                             ----------------------------------
                                      Name:    Sheila C. Reinken
                                             ----------------------------------
                                      Title:   Vice President
                                             ----------------------------------


                                      JOHN M. SMYTH REALTY COMPANY, an Illinois corporation

                                      By:      /s/ SHEILA C. REINKEN
                                             ----------------------------------
                                      Name:    Sheila C. Reinken
                                             ----------------------------------
                                      Title:   Vice President
                                             ----------------------------------


                                      AGENT:


                                      BT COMMERCIAL CORPORATION, in its capacity as Agent

                                      By:      /s/ WAYNE D. HILLOCK
                                             ----------------------------------
                                      Name:    Wayne D. Hillock
                                             ----------------------------------
                                      Title:   Principal
                                             ----------------------------------

                                      REVOLVING LENDERS:

                                      BT COMMERCIAL CORPORATION, a Delaware
                                      corporation in its respective capacities as Revolving Lender and Collateral Agent

                                      By:      /s/ WAYNE D. HILLOCK
                                             ----------------------------------
                                      Name:    Wayne D. Hillock
                                             ----------------------------------
                                      Title:   Principal
                                             ----------------------------------


                                      FINOVA CAPITAL CORPORATION, in its
                                      capacity as Revolving Lender

                                      By:         /s/ BRIAN RUJAWITZ
                                             ----------------------------------
                                      Name:       Brian Rujawitz
                                             ----------------------------------
                                      Title:      AVP
                                             ----------------------------------


                                      HELLER FINANCIAL, INC., in its capacity as Revolving Lender

                                      By:          /s/ JOHN BUFF
                                             ----------------------------------
                                      Name:        John Buff
                                             ----------------------------------
                                      Title:       SVP
                                             ----------------------------------


                                      LASALLE NATIONAL BANK, in its capacity as Revolving Lender

                                      By:          /s/ CHRISTOPHER G. CLIFFORD
                                             ----------------------------------
                                      Name:        Christopher G. Clifford
                                             ----------------------------------
                                      Title:       Sr. VP
                                             ----------------------------------


                                      CONGRESS FINANCIAL CORPORATION (CENTRAL), in its capacity as Revolving Lender

                                      By:          /s/ STEVEN LINDERMAN
                                             ----------------------------------
                                      Name:        Steven Linderman
                                             ----------------------------------
                                      Title:       Vice President
                                             ----------------------------------

                                      TRANSAMERICA BUSINESS CREDIT CORPORATION, in its capacity as Revolving Lender

                                      By:          /s/ R. L. HEINZ
                                             ----------------------------------
                                      Name:        R. L. Heinz
                                             ----------------------------------
                                      Title:       SVP
                                             ----------------------------------


                                      TERM LENDERS:

                                      AG CAPITAL FUNDING PARTNERS, L.P., in its capacity as Second Term Lender

                                      By:  Angelo Gordon & Co., L.P., as
                                      Investment Advisor

                                      By:          /s/ JEFFREY H. ARONSON
                                             ----------------------------------
                                      Name:        Jeffrey H. Aronson
                                             ----------------------------------
                                      Title:       Authorized Signatory
                                             ----------------------------------


                                      SILVER OAK CAPITAL L.L.C., in its capacity as Term Lender

                                      By:          /s/ JEFFREY H. ARONSON
                                             ----------------------------------
                                      Name:        Jeffrey H. Aronson
                                             ----------------------------------
                                      Title:       Authorized Signatory
                                             ----------------------------------


                                      M.D. SASS CORPORATE RESURGENCE PARTNERS,
                                      L.P., as Overadvance Term Lender

                                      By:          /s/ ROBERT T. SIMINGTON
                                             ----------------------------------
                                      Name:        Robert T. Simington
                                             ----------------------------------
                                      Title:       Senior Vice President
                                             ----------------------------------

                                    EXHIBIT A

                                     ANNEX I

                                       TO

                          POSTPETITION CREDIT AGREEMENT
                          DATED AS OF SEPTEMBER 5, 1997

                 LIST OF REVOLVING LENDERS/REVOLVING COMMITMENT
                     AMOUNTS; AND APPLICABLE LENDING OFFICES

1.     BT COMMERCIAL CORPORATION
       233 South Wacker Drive
       Chicago, Illinois 60606

       REVOLVING COMMITMENT AMOUNT:               $23,517,311

       DOMESTIC LENDING OFFICE:                   233 South Wacker Drive
                                                  Chicago, Illinois 60606

       LIBOR LENDING OFFICE:                      233 South Wacker Drive
                                                  Chicago, Illinois 60606

2.     LA SALLE NATIONAL BANK
       135 South LaSalle Street
       Suite 425
       Chicago, Illinois 60603

       REVOLVING COMMITMENT AMOUNT:               $23,489,818

       DOMESTIC LENDING OFFICE:                   135 South LaSalle Street
                                                  Suite 425
                                                  Chicago, Illinois 60603

       LIBOR LENDING OFFICE:                      135 South LaSalle Street
                                                  Suite 425
                                                  Chicago, Illinois 60603

3.     CONGRESS FINANCIAL CORPORATION
       150 South Wacker Drive
       Suite 2200
       Chicago, Illinois 60606

       REVOLVING COMMITMENT AMOUNT:               $20,318,469

       DOMESTIC LENDING OFFICE:                   150 South Wacker Drive
                                                  Suite 2200
                                                  Chicago, Illinois 60606

       LIBOR LENDING OFFICE:                      150 South Wacker Drive
                                                  Suite 2200
                                                  Chicago, Illinois 60606

4.     HELLER FINANCIAL, INC.
       500 West Monroe Street
       18th Floor
       Chicago, Illinois 60661

       REVOLVING COMMITMENT AMOUNT:               $22,300,000

       DOMESTIC LENDING OFFICE:                   500 West Monroe Street
                                                  18th Floor
                                                  Chicago, Illinois 60661

       LIBOR LENDING OFFICE:                      500 West Monroe Street
                                                  18th Floor
                                                  Chicago, Illinois 60661

5.     TRANSAMERICA BUSINESS CREDIT CORPORATION
       8750 W. Bryn Mawr Avenue
       Suite 720
       Chicago, Illinois 60631

       REVOLVING COMMITMENT AMOUNT:               $16,374,402

       DOMESTIC LENDING OFFICE:                   8750 W. Bryn Mawr Avenue
                                                  Suite 720
                                                  Chicago, Illinois 60631

       LIBOR LENDING OFFICE:                      8750 W. Bryn Mawr Avenue
                                                  Suite 720
                                                  Chicago, Illinois 60631

6.     FINOVA CAPITAL CORPORATION
       355 South Grand Avenue
       Suite 2400
       Los Angeles, California 90071

       REVOLVING COMMITMENT AMOUNT:               $23,000,000

       DOMESTIC LENDING OFFICE:                   355 South Grand Avenue
                                                  Suite 2400
                                                  Los Angeles, California 90071

       LIBOR LENDING OFFICE:                      355 South Grand Avenue
                                                  Suite 2400
                                                  Los Angeles, California 90071

7.     SILVER OAK CAPITAL L.L.C.
       c/o Angelo, Gordon & Company
       245 Park Avenue, 26th Floor
       New York, NY 10167

       REVOLVING COMMITMENT AMOUNT:                $5,000,000

       DOMESTIC LENDING OFFICE:                    c/o Angelo, Gordon & Company
                                                   245 Park Avenue, 26th Floor
                                                   New York, New York 10167

       LIBOR LENDING OFFICE:                       c/o Angelo, Gordon & Company
                                                   245 Park Avenue, 26th Floor
                                                   New York, New York 10167

                                    ANNEX II
                                       TO
                          POSTPETITION CREDIT AGREEMENT
                          DATED AS OF SEPTEMBER 5, 1997

              LIST OF TERM LENDERS AND TERM COMMITMENTS COMMITMENT
                                     AMOUNTS

ORIGINAL TERM LENDERS:

1.     SILVER OAK CAPITAL L.L.C.
       c/o Angelo, Gordon & Company
       245 Park Avenue, 26th Floor
       New York, New York 10167

                                           Term Commitment Amount:  $36,356,250

SECOND TERM LENDERS:

1.     AG CAPITAL FUNDING PARTNERS, L.P.
       c/o Angelo, Gordon & Company
       245 Park Avenue, 26th Floor
       New York, New York 10167

                                           Term Commitment Amount:  $22,000,000

OVERADVANCE TERM LENDER:

1.     M.D. SASS CORPORATE RESURGENCE
       PARTNERS, L.P.
       10 New King Street
       First Floor
       White Plains, New York 10604

                                           Term Commitment Amount:  $10,000,000